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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2003


                                   PRAB, INC.
             (Exact name of registrant as specified in its charter)


          MICHIGAN                       0-10187                 38-1654849
 (State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)

        5944 EAST KILGORE ROAD, P.O. BOX 2121, KALAMAZOO, MICHIGAN 49003
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (269) 382-8200

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On July 23, 2003, Prab, Inc., a Michigan corporation ("Prab") issued a press release regarding receipt of a proposal to take Prab private. Prab hereby incorporates by reference herein the information set forth in its Press Release dated July 23, 2003, a copy of which is annexed hereto as Exhibit 99.1, and the proposal letter from an entity owned by Gary A. Herder and E.A. (Ned) Thompson, a copy of which is annexed hereto as Exhibit 99.2.

                                 INVESTOR NOTICE

If Prab proceeds with the proposed merger, then it will file with the SEC a proxy statement and other relevant documents concerning the merger. Investors of Prab are urged to read the proxy statement when and if filed and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Prab free of charge by requesting them in writing from Robert W. Klinge at Prab, Inc., 5944 East Kilgore Road, P.O. Box 2121, Kalamazoo, Michigan 49003 or by telephone at (269) 382-8200.

Prab, its directors and executive officers and certain of their employees and the investor group described previously may be deemed to be participants in the solicitation of proxies from the shareholders of Prab in connection with the merger, if consummated. These participants may have interests in the merger, if consummated, including interests resulting from holding options or shares of Prab common stock. Information about the interests of directors and executive officers of Prab, the investor group, and their ownership of securities of Prab will be set forth in the proxy statement, when and if filed.

Investors should read the proxy statement carefully when and if it becomes available before making any voting or investment decision.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.



                                       2
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         (c)      Exhibits.

                EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
                -----------                      ----------------------

                   99.1                     Press Release dated July 23, 2003.

                   99.2                     Proposal Letter dated July 23, 2003.






                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRAB, INC.
                                      (Registrant)



Date: July 23, 2003                   /s/ Gary A. Herder
                                      ------------------------------------------
                                      Gary A. Herder, Chief Executive Officer













                                      S-1
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           CURRENT REPORT ON FORM 8-K
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2003


                                INDEX TO EXHIBITS
                                        &
                                    EXHIBITS


                                   PRAB, INC.
                            (A MICHIGAN CORPORATION)
                      5944 EAST KILGORE ROAD, P.O. BOX 2121
                            KALAMAZOO, MICHIGAN 49003


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                                INDEX TO EXHIBITS


                   EXHIBIT NO.                 DESCRIPTION OF EXHIBIT
                   -----------                 ----------------------

                      99.1               Press Release dated July 23, 2003.

                      99.2               Proposal Letter dated July 23, 2003.







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